POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Greg A. Reid, John A. Blaisdell, Jeremy L. Radcliffe, and John E. Price, each an officer of SALIENT MIDSTREAM & MLP FUND (the “Fund”) and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-2, relating to the proposed establishment of the Fund, and any amendments to the Registration Statement, including pre- and post-effective amendments, and to sign any and all documents to be filed with the Securities and Exchange Commission (the “SEC’) pursuant to the Securities Act of 1933 (File No. 333-177913), the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (File No. 811-22626); and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC by means of the SEC’s electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES	OFFICE WITH THE FUND	DATE

	Trustee	April 17, 2012
John A. Blaisdell

	Trustee	April 17, 2012
Karin B. Bonding

	Trustee	April 17, 2012
Jonathan P. Carroll

	Trustee	April 17, 2012
Dr. Bernard A. Harris, Jr.

	Trustee	April 17, 2012
Richard C. Johnson

	Trustee	April 17, 2012
Andrew B. Linbeck

	Trustee	April 17, 2012
G. Edward Powell

	Trustee	April 17, 2012
Greg A. Reid

	Trustee	April 17, 2012
Scott E. Schwinger

	Trustee	April 17, 2012
A. Haag Sherman

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Greg A. Reid, Jeremy L. Radcliffe, and John E. Price, each an officer of SALIENT MIDSTREAM & MLP FUND, INC. and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-2 of Salient Midstream & MLP Fund (the “Fund”), relating to the proposed establishment of the Fund, and any amendments to the Registration Statement, including pre- and post-effective amendments, and to sign any and all documents to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (File No. 333-177913), the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (File No. 811-22626); and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC by means of the SEC’s electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES	OFFICE WITH THE FUND	DATE

/s/ John A. Blaisdell	Director	May 21, 2012
John A. Blaisdell

/s/ Karin B. Bonding	Director	May 21, 2012
Karin B. Bonding

/s/ Jonathan P. Carroll	Director	May 21, 2012
Jonathan P. Carroll

/s/ Dr. Bernard A. Harris, Jr.	Director	May 21, 2012
Dr. Bernard A. Harris, Jr.

/s/ Richard C. Johnson	Director	May 21, 2012
Richard C. Johnson

/s/ Andrew B. Linbeck	Director	May 21, 2012
Andrew B. Linbeck

/s/ G. Edward Powell	Director	May 21, 2012
G. Edward Powell

/s/ Greg A. Reid	Director	May 21, 2012
Greg A. Reid

/s/ Scott E. Schwinger	Director	May 21, 2012
Scott E. Schwinger

/s/ A. Haag Sherman	Director	May 21, 2012
A. Haag Sherman